UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 24, 2006
LAMAR ADVERTISING COMPANY
(Exact name of registrant as specified in its charter)

Delaware	0-30242	72-1449411
(State or other jurisdiction	(Commission File	(IRS Employer
of incorporation)	Number)	Identification No.)
5551 Corporate Boulevard, Baton Rouge, Louisiana 70808
(Address of principal executive offices and zip code)
(225) 926-1000
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure
On August 25, 2006, Lamar Advertising Company announced via press release that its Board of Directors has authorized the repurchase of up to $250 million of the company’s Class A Common Stock. A copy of Lamar’s press release is hereby furnished to the Commission and incorporated by reference herein as Exhibit 99.1.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

Exhibit
No.	Description

99.1	Press Release of Lamar Advertising Company dated August 25, 2006.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 25, 2006	LAMAR ADVERTISING COMPANY

	By:	/s/ Keith A. Istre

Keith A. Istre
Treasurer and Chief Financial Officer

EXHIBIT INDEX

Exhibit
No.	Description

99.1	Press Release of Lamar Advertising Company dated August 25, 2006.